EXHIBIT 10.2
AMENDMENT NO. 1
TO CREDIT AGREEMENT
     AMENDMENT NO. 1, dated as of March 7, 2005 (this “Amendment “) to the Credit Agreement, dated as of January 28, 2005 (as amended, restated, modified or otherwise supplemented, from time to time, the “Credit Agreement”), by and among NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and the LENDERS from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”).
     WHEREAS, the Borrower has requested, and the Required Lenders have agreed, subject to the terms and conditions of this Amendment, to amend certain provisions of the Credit Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:
1. Amendments.
     (a) A new definition entitled “Cal Optima Contract” shall be added to Section 1.01. of the Credit Agreement in its proper alphabetical order, which new definition shall read in its entirety as follows:
     “Cal Optima Contract” means that certain contract, dated as of January 1, 2003, by and between PCN and Cal Optima Inc., a California corporation.
     (b) A new definition entitled “PCN” shall be added to Section 1.01. of the Credit Agreement in its proper alphabetical order, which new definition shall read in its entirety as follows:
     “PCN” means Pharmaceutical Care Network, a California corporation.
     (c) A new definition entitled “PCN Acquisition” shall be added to Section 1.01. of the Credit Agreement in its proper alphabetical order, which new definition shall read in its entirety as follows:
     “PCN Acquisition” means the acquisition by PCN Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Borrower, of all of the issued and outstanding capital stock of PCN.
     (d) A new definition entitled “PCN Acquisition Closing Date” shall be added to Section 1.01. of the Credit Agreement in its proper alphabetical order, which new definition shall read in its entirety as follows:
     “PCN Acquisition Closing Date” means March 7, 2005.

     (e) A new definition entitled “ PCN Agency Arrangements” shall be added to Section 1.01. of the Credit Agreement in its proper alphabetical order, which new definition shall read in its entirety as follows:
     “PCN Agency Arrangements” means those contracts of PCN which are structured as Agency Arrangements (as such term is defined in Section 6.13(a) hereof).
     (f) A new definition entitled “PCN Maximum Gross Profit Earn-out Amount” shall be added to Section 1.01. of the Credit Agreement in its proper alphabetical order, which new definition shall read in its entirety as follows:
     “PCN Maximum Gross Profit Earn-out Amount” means $15,000,000, which represents the amount which may be payable by the Borrower pursuant to Section 2.6(b)l of the PCN Stock Purchase Agreement, made and entered into as of March 7, 2005, by and among the Borrower, PCN Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Borrower, Pharmaceutical Care Network, a California corporation, and California Pharmacists Association, a California mutual benefit corporation.
     (g) The definition of “Consolidated Fixed Charge Ratio” in Section 1.01. of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Consolidated Fixed Charge Ratio” means the ratio of (1) Consolidated EBITDA minus Consolidated Unfunded Capital Expenditures to (2) the sum of (a) the current portion of Consolidated Debt (excluding any amounts constituting all or a portion of the PCN Maximum Gross Profit Earn-out Amount), plus (b) cash “earn-out” payments made by the Borrower and its Subsidiaries in the twelve (12) months preceding the date of calculation, but solely with respect to those payments which were not, at any time prior to their payment, reflected as debt, an accrued liability or deferred purchase price on the consolidated balance sheets of the Borrower and its Subsidiaries delivered pursuant to Section 5.01 hereof, plus (c) interest expense, plus (d) dividends, plus (e) cash taxes paid by the Borrower and its Subsidiaries. Each of the foregoing categories shall be measured on a consolidated basis for the Borrower and its Subsidiaries and shall calculated in accordance with GAAP. The Consolidated Fixed Charge Coverage Ratio shall be tested quarterly, measured for the four (4) fiscal quarters then ended, except for the current portion of Consolidated Debt, which shall each be measured for the next succeeding four (4) fiscal quarters.
     (h) The definition of “Consolidated Debt to Consolidated EBITDA Ratio” in Section 1.01. of the Credit Agreement is hereby amended by adding a new sentence at the end of such definition which sentence shall read in its entirety as follows:

     Solely for purposes of calculating compliance with Section 6.12(c) hereof and not for purposes of determining the Applicable Rate, during the period from the PCN Acquisition Closing Date through May 29, 2006, Consolidated Debt shall include the PCN Maximum Gross Profit Earn-out Amount.
     (i) Section 2.01. of the Credit Agreement is hereby amended by adding a new sentence at the end of such Section which sentence shall read in its entirety as follows:
     Notwithstanding the foregoing, during the period from the PCN Acquisition Closing Date through May 29, 2006, the sum of the total Revolving Credit Exposures plus the PCN Maximum Gross Profit Earn-out Amount (or such lesser amount as agreed to in writing by the Required Lenders) shall not exceed the total Commitments.
     (j) Section 6.13(a) of the Credit Agreement is hereby amended by adding a new sentence at the end of such sub-section which sentence shall read in its entirety as follows:
     Notwithstanding the foregoing, for a period of sixty (60) days following the PCN Acquisition Closing Date, the PCN Agency Arrangements shall not be included in the calculation of compliance with this covenant.
     (k) Section 6.13(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (b) Not more than five percent (5%) of the accounts receivable of the Borrower and its Subsidiaries, on a consolidated basis, are (i) accounts receivable in which the Administrative Agent, for the ratable benefit of the Lenders, cannot obtain a perfected and/or enforceable security interest as determined by the Administrative Agent on the basis of collateral audits of the Borrower and/or its Subsidiaries, or (ii) accounts receivable arising under Agency Arrangements. Notwithstanding the foregoing, for a period of sixty (60) days following the PCN Acquisition Closing Date, the PCN Agency Arrangements shall not be included in the calculation of compliance with this covenant. In addition, accounts receivable arising under the Cal Optima Contract shall not at any time be included in the calculation of compliance with this covenant.
     (1) Subsection (o) of Article VII of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          (o) any of the Liens purported to be granted pursuant to any Security Document shall fail or cease for any reason to be legal, valid and enforceable liens on a “material portion” of the collateral purported to be covered thereby or shall fail or cease to have the priority purported to be created thereby, where, for purposes hereof, a “material portion” means collateral (other than accounts receivable arising under the Cal Optima Contract) having a value in excess of five percent (5%) of the consolidated total accounts receivable and inventory of the Borrower (without giving effect to accounts receivable arising under the Cal Optima Contract), as reported on the asset side of the Borrower’s consolidated balance sheet;
2. Conditions to Effectiveness.
     This Amendment shall become effective upon receipt by the Administrative Agent this Amendment duly executed by each of the parties hereto.
3. Miscellaneous.
     The amendment herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication a waiver or amendment of any other provisions of the Credit Agreement or a waiver of any Default or Event of Default which may occur or may have occurred.
     Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.
     Except as expressly amended hereby, or as may have been previously amended, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.
     The Borrower hereby represents and warrants that (a) after giving effect to this Amendment, the representations and warranties in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof with the same effect as though such representations and warranties have been made on and as of such date, unless such representation is as of a specific date, in which case, as of such date, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
     This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one amendment.
     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
     This Amendment shall constitute a Loan Document.
4. Agreement with Respect to Undertaking.
     The parties hereto acknowledge and agree that, with respect to Item 2 to the Undertaking Letter dated as of January 28, 2005 delivered by the Borrower to the Administrative Agent requiring delivery of certain original stock certificates to the Administrative Agent within twenty

(20) days of the Closing Date, the Required Lenders, effective as of February 16, 2005, have granted an extension to the Borrower to permit the Borrower to deliver the original stock certificates for NMHCRX Contracts, Inc. to the Administrative Agent on or prior to March 25, 2005.
[the next page is the signature page]

     IN WITNESS WHEREOF, the Borrower and the Administrative Agent, as authorized on behalf of the Required Lenders, have caused this Amendment to be duly executed as of the day and year first above written.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

By:	/s/ Stuart F. Fleischer
Name:	Stuart F. Fleischer
Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Stephen Zajac
Name:	Stephen Zajac
Title:	Vice President

CONSENT
     Each of the undersigned, not parties to the Credit Agreement but each a Guarantor under a Guaranty dated as of January 28, 2005, hereby consents to and acknowledges the terms of the Amendment to which this consent is attached and confirms that its Guaranty is in full force and effect and reaffirms its continuing liability under its Guaranty in respect of the Credit Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantor).

NMHCRX MAIL ORDER, INC.

By:	/s/ Stuart F. Fleischer
Name:	Stuart F. Fleischer
Title:	Treasurer

INTEGRAIL, INC.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

NMHC FUNDING, LLC

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

NMHCRX, INC.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

INTEQ CORP.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

INTEQ TX CORP.

By:	/s/ Stuart F. Fleischer
Name:	Stuart F. Fleischer
Title:	Treasurer

INTEQ PBM, L.P.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

PORTLAND PROFESSIONAL
PHARMACY

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

PORTLAND PROFESSIONAL
PHARMACY ASSOCIATES

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

SPECIALTY PHARMACY CARE, INC.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

CENTRUS CORPORATION

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

NATIONAL MEDICAL HEALTH CARD IPA, INC.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

NMHCRX CONTRACTS, INC.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

PHARMACY ASSOCIATES, INC.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer

INTERCHANGE PMP, INC.

By:	/s/ Stuart F. Fleischer

Name:	Stuart F. Fleischer
Title:	Treasurer